EXHIBIT 10.1
                            REVOLVING LOAN AGREEMENT

This Revolving Loan Agreement ("Agreement") is hereby made this 5th day OF AUGUST, 1993, BY AND BETWEEN IBM CREDIT CORPORATION, WITH AN OFFICE at 2707 W. Butterfield Road, Oak Brook, IL 60521 ("IBM Credit") and ALLSTAR-VALCOM, INC., a Texas corporation with its principal place of business at 6401 Southwest Freeway, Houston, TX 77074 ("Customer").

1.      DEFINITIONS

1.1 Special Definitions. The following terms shall have the following respective meaning in this Agreement and in Other Agreements:

        "A/R Advance": any loan or advance of funds made by IBM Credit to Customer pursuant to Section 3.3 of this Agreement.

        "A/R Advance Date": the Business Day on which IBM Credit makes an A/R Advance under this Agreement.

        "A/R Revolver Financing Charge": as defined in Attachment A.

        "Accounts": all existing and, immediately upon creation, future accounts, leases, contract rights, chattel paper, choses in action and instruments, including any lien or other security interest that secures or may secure any of the foregoing, plus all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing.

        "Advance": any loan or other extension of credit by IBM Credit to Customer including, without limitation, (1) Product Advances and (2) A/R Advances.

        "Available A/R Credit": at any time, (1) the Maximum A/R Advance Amount less (2) the Outstanding Advances at such time.

        "Borrowing Base": As defined in Attachment A. Standards in respect to which of Customer's assets are to be included within the Borrowing Base and the valuation to be assigned thereto may be fixed and revised from time to time by IBM Credit in the exercise of its sole discretion. IBM Credit's decision with respect to the exclusion from the Borrowing Base of one or more categories of Customer's assets or the revision of the valuation to be assigned thereto shall be effective on the date which is thirty (30) calendar days after the date on which

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        IBM Credit gives written notice thereof to Customer; provided, however, that if, as of any date of determination, Customer is in violation of any covenant in this Agreement or any Other Agreement or prior to which a Default has occurred, such decision shall be effective immediately.

        "Business Day": any day other then a Saturday, Sunday, or legal holiday on which commercial banks in New York, NY are generally closed or on which IBM Credit is closed.

        "Closing Date": the date upon which all conditions precedent to the effectiveness of this Agreement are performed to the satisfaction of IBM Credit or waived in writing by IBM Credit.

        "Collateral":as defined in Section 4. 1.

        "Default": Either (1) an Event of Default, or (2) any event or condition which, but for the requirement that notice be given of time lapse or both, would be an Event of Default.

        "Delinquency Fee Rate": as defend in Attachment A.

        "Guarantor": a guarantor of any of the Obligations.

        "Line of Credit": as defined in Section 2. 1.

        "Maximum A/R Advance Amount": at any time, the lesser of (1) the amount of the Line of Credit at such time and (2) the Borrowing Base at such time.

        "Obligations":all covenants, agreements, warranties, duties, representations, loans, advances, liabilities and indebtedness of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Customer to IBM Credit (and any of its subsidiaries and affiliates), whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, secured, unsecured or arising under this Agreement, the Other Agreements or any agreements previously, now or hereafter executed by Customer and delivered to IBM Credit or by oral agreement or operation of law and whether or not evidenced by instruments of indebtedness. "Obligations" shall include, without limitation, any third party claims against Customer satisfied or acquired by IBM Credit.

        "Other Agreements": all security agreements, mortgages, leases, instruments, documents, guarantees, schedules of assignment, contracts and similar agreements heretofore, now or hereafter executed by Customer and delivered to IBM Credit or delivered by or on behalf of Customer to a third party and assigned to IBM Credit by operation of law or otherwise.

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        "Outstanding Advances": at the time of determination, (1) the
        Outstanding A/R Advances plus (2) the Outstanding Product Advances.

        "Outstanding A/R Advances": at the time of determination, (1) the unpaid amount of all A/R Advances made by IBM Credit under this Agreement- and
        (2) any finance charge, fee, expense, or other amount related to A/R Advances charged to Customer's account with IBM Credit.

        "Outstanding Product Advances": at any time of determination, (1) the unpaid amount of all Product Advances, and (2) any finance charge, fee, expense or other amount related to Product Advances charged to Customer's account with IBM Credit.

        "Periodic Rate": the A/R Revolver Financing Charge or Delinquency Fee Rate, as the case may be, multiplied by the quotient of the number of days elapsed in the applicable billing period divided by 360.

        "Person": any individual, association, firm, corporation, governmental BODY, agency or instrumentality whatsoever.

        "Policies": all policies of insurance required to be maintained by Customer under this Agreement or any of the Other Agreements.

        "Prime Rate": the average of the rates of interest announced by Citibank N.A., Chase Manhattan Bank, N.A., and Bank of America National Trust & Savings Association as their prime or base rate, as of the last Business Day of the calendar month immediately preceding the determination of any finance charge hereunder, whether or not such announced rates are the actual rates charged by such banking institutions to their most credit-worthy borrowers on an unsecured basis. IBM Credit reserves the right to, upon written notice to Customer, establish a minimum Prime Rate, provided however, that such minimum Prime Rate does not exceed the then existing Prime Rate at the time IBM Credit exercises such right.

        "Product Advances": any advance of funds made or committed to be made by IBM Credit for the account of Customer pursuant to that certain Agreement for Wholesale Financing dated ______,____ as amended from time to time, executed by Customer's predecessor in interest, Technicomp Corp. in favor of IBM Credit (the "AWF") and in connection with IBM Credit's extension of credit and financing for Customer's purchases of inventory and equipment.

1.2 Other Defined Terms. Terms not otherwise defined in this Agreement which are defined in the Uniform Commercial Code as in effect in Illinois (the "UCC") shall have the meanings assigned to them therein.

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1.3     Subordination Agreements. The security interests granted herein are or may become subject to any subordination or similar agreements which now exists or which hereinafter may be executed by IBM Credit in favor of another secured creditor ("Subordination Agreements").

1.4 Supplement. If Customer and IBM Credit have heretofore executed Other Agreements in connection with all or any part of the Collateral as defined in Section 4.1 herein, this Agreement shall supplement each and every Other Agreement previously executed by and between Customer and IBM Credit, and in that event this Agreement shall neither be deemed a novation nor a termination of any such previously executed Other Agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed Other Agreement.

2.      LINE OF CREDIT/INTEREST RATES/CHARGES

2.1 Line of Credit. In consideration of Customer's performance of its Obligations and subject to the terms and conditions set forth in this Agreement, on and after the Closing Date to but not including the date on which this Agreement is terminated pursuant to Section 7, IBM Credit agrees to grant to Customer a line of credit (the "Line of Credit") in the amount set forth in Attachment A to this Agreement pursuant to which IBM Credit will make to the Customer, from time to time, Advances-provided, however, that (i) the aggregate Outstanding Product Advances shall not exceed the amount set forth in Exhibit A as "Maximum Product Advances" at any time- and (ii) the aggregate Outstanding A/R Advances shall not exceed the Maximum A/R Advance Amount at any time. Each A/R Advance made pursuant to this Agreement shall not exceed the Available A/R Credit on the A/R Advance Date for such A/R Advance.

2.2 Interest. (A) Each A/R Advance shall accrue interest at a rate per annum equal to the lesser of (a) the A/R Revolver Financing Charge and (b) the highest rate from time to time permitted by applicable law. If it is determined that amounts received from Customer in excess of such highest rate, then the amount representing such excess shall be considered reductions to principal.

        (B) If any amount owed under this Agreement, including without limitation any A/R Advance, is not paid when due (whether at maturity, by acceleration or otherwise), the unpaid amount thereof will bear interest from and including its due date to but not including the date IBM Credit receives payment thereof, at a rate per annum equal to the lesser of (a) the Delinquency Fee Rate and (b) the highest rate from time to time permitted by applicable law. If it is determined that amounts received from Customer in excess of such highest rate, then the amount representing such excess shall be considered reductions to principal.

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        The A/R Revolver Financing Charge and the Delinquency Fee Rate provided for in this Agreement are computed on the basis of an actual day, 360 day year and are calculated by multiplying the applicable Periodic Rate for the billing period by the applicable Average Daily Balance (as hereinafter defined) of Customer's Outstanding A/R Advances during said period. The "Average Daily Balance" of Customer's Outstanding A/R Advances shall be equal to the sum of the Outstanding A/R Advances as of the end of each day during the billing period, divided by the number of days in the billing period. The A/R Revolver Financing Charge and Delinquency Fee Rate for each billing period are based upon floating rates which shall be adjusted as of the first Business Day of each billing period based upon the Prime Rate in effect as of the last business Day of the immediately preceding calendar month.

2.3 Charges. Customer hereby agrees to pay to IBM Credit the charges set forth in the "Other Charges" section of Attachment A to this Agreement. Customer hereby acknowledges that any such charges are not interest but that such charges, if unpaid, will constitute part of the principal from time to time outstanding.

2.4 Voluntary Prepayment. Customer may at any time prepay in whole or in part all amounts owed under this Agreement. IBM Credit may apply payments made to it (whether by the Customer or otherwise) to pay interest and other amounts owing under this Agreement and the AWF first and then to any principal amount owed by the Customer. IBM Credit may, but shall not be obligated to, apply principal payments to the oldest (earliest) Advances first.

2.5     Payments.

        (A) If, on any date, the Outstanding A/R Advances shall exceed the Maximum A/R Advance Amount (such excess, the "Shortfall Amount"), the Customer shall on such date prepay the A/R Advances in an amount equal to the Shortfall Amount.

        (B) the finance charges and Other Charges owed under this Agreement, and any changes hereafter agreed to by the parties are payable monthly on receipt of IBM Credit's bill or statement of IBM Credit may, in its sole discretion, add the finance charges and Other Charges to Customer's Outstanding A/R Advances. Each statement of account and billing statement delivered by IBM Credit to Customer and relating to the Obligations shall be presumed to be correct and accurate and shall constitute an account stated fully binding upon Customer unless, within ten (10) calendar days after the statement is received by Customer, Customer shall give to IBM Credit written objection specifying the error or errors, if any, contained in that statement. Customer shall be deemed to have received such statement three (3) Business Days from the date IBM Credit mails such statement United States first-class mail, postage prepaid, and properly addressed to Customer.

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3.      LINE OF CREDIT - ADDITIONAL PROVISIONS

3.1 Product Advances. IBM Credit will, from time to time, make Product Advances in accordance with the terms, conditions and procedures of the Customer's inventory financing plan under the AWF. Product Advances shall be due and payable to IBM Credit in accordance with the terms of such inventory financing plan.

3.2 Repayment of Product Advances. Customer may, at its option, repay each Product Advance by either (i) paying IBM Credit as such indebtedness becomes due and payable, or (ii) requesting IBM Credit to apply all or any of the principal amount of an A/R Advance to the indebtedness due and payable. Customer's request for such application shall be made in accordance with Section 3.3. When so requested and subject to the terms and conditions of this Agreement, IBM Credit shall apply the principal amount of such A/R Advance to Customer's Outstanding Product Advances in accordance with the terms and conditions of the AWF. Nothing in this Agreement shall relieve Customer of its obligation to repay Product Advances when due.

3.3 Procedures for A/R Advances. Customer shall deliver to IBM Credit written notice ("Notice of Request for A/R Advance") of Customer's request for an A/R Advance no later than __________ a.m. Central time on the requested Advance Date. Customer may deliver a Notice of Request for A/R Advance via facsimile. The Notice of Request for A/R Advance shall specify (i) the requested Advance Date, (ii) the amount of the requested A/R Advance, and (iii) if applicable, the amount of the requested A/R Advance that should be applied to Customer's Outstanding Product Advances. Customer shall include a schedule of accounts ("Schedule of Accounts") summarizing all Accounts created or acquired by Customer since the previous Schedule of Accounts with each Notice of Request for A/R Advance; provided, however, that failure to do so will not impair IBM Credit's rights and security interest with respect to all of Customer's Accounts. Any Notice of Request for A/R Advance delivered to IBM Credit shall be irrevocable.

3.4 Portion of A/R Advance Not Applied to Product Advance. Subject to the terms and conditions of this Agreement, on the Advance Date specified in a Notice of Request for A/R Advance, IBM Credit shall make any principal amount not to be applied to the repayment of a Product Advance available to Customer in immediately available funds by wire transfer to an account maintained by Customer or as otherwise agreed by Customer and IBM Credit.

3.5 Reborrowing By Customer. Subject to the terms and conditions of this Agreement, any amount prepaid or repaid to IBM Credit in respect to the Outstanding A/R Advances may be reborrowed by Customer.

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3.6     Conditions to Each Advance. No Advance will be made under this Agreement unless, on and as of the date of such Advance, the following statements shall be true to the satisfaction of IBM Credit:

        (a) The representations and warranties contained in this Agreement and in each Other Agreement are true and correct on and as of the date of such Advance as though made on and as of such date;

        (b) No event has occurred and is continuing, or would result from such Advance or the application of the proceeds thereof, which would constitute a Default;

        (c) No change or development of event involving a prospective change, which in an such case, has had or could reasonably be expected to have a material adverse effect on (i) the Customer's business (financial or otherwise), (ii) value of the Collateral or the amount which IBM Credit would be likely to receive in the liquidation of such Collateral, (iii) the Customer's ability to perform its Obligations, or (iv) the rights and remedies of IBM Credit under this Agreement or the Other Agreements, shall have occurred and be continuing; and

        (d) Both before and after giving effect to the making of such Advance, no Shortfall Amount exists.

        Each request for an Advance or the receipt by the Customer of the proceeds of any Advance shall be deemed to be a representation and warranty by the Customer that, as of and on the date of such Advance, the statements set forth in (A) through (D) above are true statements.

3.7 Ineligible Accounts. IBM Credit shall have the sole right to determine eligibility of Accounts (the "Eligible Accounts"), and without limiting IBM Credit's discretion in that regard, IBM Credit and Customer agree that the following Accounts will be deemed ineligible.

        (a) Accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made later than thirty (30) days from the date of sale;

        (b)    Accounts unpaid more than ninety (90) days from date of invoice;

        (c) Accounts of any obligor with fifty percent (50%) or more of the outstanding balance unpaid for more than ninety (90) days from the date of invoice;

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        (d)    Accounts with respect to which the obligor is an officer,
               employee, agent, parent, guarantor, subsidiary or affiliate of Customer or is related to or has common shareholders, officers or directors with Customer;

        (e)    Accounts arising from Consignment sales;

        (f) Accounts with respect to which the payment by the obligor is or may be conditional;

        (g) Except for state, local, and United States government institutions and public educational institutions, accounts with respect to which

                (I) the obligor is not a commercial or institutional entity, or

                (II)    the obligor is not a resident of the United States;

        (h) Accounts with respect to which Customer is or may become liable to the obligor thereof for goods sold or services rendered by such obligor to Customer;

        (i) Accounts which represent goods purchased for a personal, family or household purpose;

        (j) Accounts which represent goods that have been used for demonstration purposes or loaned by the Customer to another party;

        (k)    Accounts which are progress payment accounts or contra accounts;

        (1) Accounts which are, or Customer knows will become, subject to proceedings under United States Bankruptcy Law or other law for the relief of debtors;

        (m)    Accounts which are not payable IN US dollars;

        (n) Accounts of any obligor who is a stockholder of Customer; they are shipped by Customer;

        (q) Accounts with respect to which Customer has permitted or agreed to any extension, compromise or settlement, or made any change or modification of any kind or nature, including, but not limited to, any change or modification to the terms relating thereto;

        (r) Accounts which do not represent undisputed bona fide transactions completed in accordance with the terms and conditions contained in the invoices and purchase orders relating thereto;

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        (s)    Accounts which are discounted for the full payment term specified in Customer's terms and conditions with its obligors, or for any longer period of time;

        (t)    Accounts on cash on delivery (COD) terms;

        (u) Accounts arising from maintenance or service contracts which are billed in advance of full performance of service;

        (v)    Accounts arising from bartered transactions;

        (w) Accounts arising from incentive payments, rebates, discounts, credits, and refunds and

        (x) Any and all other Accounts which IBM Credit deems, in its Permitted Discretion, to be unacceptable.

        If IBM Credit determines that any Account is or becomes an ineligible Account, immediately upon notice thereof from IBM Credit, Customer shall pay to IBM Credit an amount equal to the monies theretofore loaned or advanced by IBM Credit upon or in respect of such ineligible Account. The aggregate of all Accounts of Customer which are not deemed to be ineligible Accounts by IBM Credit, shall be Eligible Accounts.

3.8 Reimbursement for Charges. Customer agrees to reimburse IBM Credit for all charges that may be paid by IBM Credit with respect to collection of checks and other items of payment, all fees relating to the use and maintenance of the Lockbox and the Special Account (each as defined in Section 3.3) with respect to remittances of proceeds of the loans hereunder.

3.9 Lockbox and Special Account. Customer shall establish and maintain a lockbox (the "Lockbox") at the address set forth in Exhibit A with a financial institution ("Bank") pursuant to an agreement between the Customer and Bank in form and substance satisfactory to IBM Credit. Customer shall also establish and maintain a deposit or checking account (the "Special Account") with the bank. Customer shall enter into a blocked account agreement with the Bank for the benefit of IBM Credit in form and substance satisfactory to the Bank and IBM Credit pursuant to which, among other things, the Bank shall agree that disbursements from Special Account shall be made only as IBM Credit shall direct.

3.10 Collections. Customer shall instruct all Account obligors to remit payments directly to the Lockbox. In addition, Customer shall have such instruction printed in conspicuous type on all invoices. IBM Credit may at its option, at any time and from time to time notify any Account obligor or obligors of the assignment of Accounts and collect the same. In the event Customer receives a remittance in respect of an Account, Customer shall hold all

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        money, checks, notes, drafts, other things of value and items of payment shall be received by Customer solely as agent and in +trust for IBM Credit. Customer shall deposit into the Special Account, (properly endorsed if necessary), on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidences of, or properties constituting payment of, or on account of, Accounts, including all cash. Customer shall have no right and agrees not to commingle with its own funds or to use, divert or withhold any of the proceeds of any collections received thereon. Customer shall make entries on its books and records in a form satisfactory to IBM Credit and shall keep a separate account on its record books of all collections received thereon. Until delivery to IBM Credit, Customer shall keep all remittances received separate and apart from Customer's funds so that they are capable of identification as the property of IBM Credit.

3.11 Collection Days. Any Customer payments to IBM Credit in respect to the Outstanding A/R Advances and all amounts received by IBM Credit in respect of any Account will be credited by IBM Credit to the repayment of the Customer's Outstanding A/R Advances no later than three (3) Business Days of the actual receipt of such payments and amounts. Notwithstanding the foregoing, the crediting of amounts received by IBM Credit shall IN all cases be subject to the final collection thereof.

3.12 Power of Attorney. Customer hereby irrevocably appoints IBM Credit (and any person designated by it) as Customer's true and lawful Attorney in fact with full power to at any time, in good faith and in compliance with commercially reasonable standards, in the discretion of IBM Credit:

        (a) upon the occurrence and during the occurrence of an Event of Default, to demand payment, enforce payment and otherwise exercise all Customer's rights and remedies with respect to the collection of any Accounts;

        (b) upon the occurrence and during the occurrence of an Event of Default, to settle, adjust, compromise, extend or renew any Accounts;

        (c) settle, adjust or compromise any legal proceedings brought to collect any Accounts;

        (d) upon the occurrence and during the occurrence of an Event of Default, to sell or assign any Accounts upon such terms, for such amounts and at such time or times as IBM Credit may deem advisable;

        (e) upon the occurrence and during the occurrence of an Event of Default, to discharge and release any Accounts;

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        (f)    prepare, file and sign Customer's name on any proof of claim in
               Bankruptcy or similar document against any obligor;

        (g) prepare, file and sign Customer's name on any notice of lien, claim or mechanic's lien, assignment or satisfaction of lien or mechanic's lien, or similar document in connection with any Accounts;

        (h) endorse the name of Customer upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto;

        (i) endorse the name of Customer upon any of the items of payment of proceeds and deposit the same in the account of IBM Credit for application to the Obligations;

        (j) sign the name of Customer to requests for verification of Accounts and notices thereof to obligors;

        (k) sign the name of Customer on any document or instrument that IBM Credit shall deem necessary or appropriate to perfect and maintain perfected the security interest in the collateral contemplated under this Agreement and the Other Agreements;

        (l) make, settle and adjust claims under the Policies and endorse Customer's name on any check, draft, instrument or other item of payment of the proceeds of the Policies;

        (m) take control in any manner of any item of payment or proceeds and for such purpose to notify the Postal Authorities to change the address for delivery of mail addressed to Customer to such address as IBM Credit may designate.

        The power of attorney granted by this Section is for value and coupled with an interest and is irrevocable so long as any Obligations remain outstanding and nothing done by IBM Credit pursuant to such power of attorney will reduce any Customer's Obligations.

3.13    Continuing Requirements.  Customer shall:

        (a) if from time to time required by IBM Credit, immediately upon their creation, deliver to IBM Credit copies of all invoices, delivery evidences and other such documents relating to each Account;

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        (b)    within three (3) Business Days upon Customer's learning thereof, inform IBM Credit in writing of any rejection of goods by any Account obligor, delays in delivery of goods, non-performance of contracts and of any assertion of any claim, offset or counterclaim by any Account obligor;

        (c) not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto;

        (d) within three (3) business Days upon Customer's learning thereof, furnish to and inform IBM Credit of all adverse information relating to the financial condition of any obligor;

        (e) affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the same may be properly deposited by IBM Credit to IBM Credit's account;

        (f) within three (3) Business Days upon Customer's learning thereof, notify IBM Credit in writing which Accounts may be deemed ineligible as defined in Subsection 3.7 herein;

        (g) keep all goods rejected or returned by any Account obligor and all goods repossessed or stopped in transit by Customer from any Account obligor segregated from other property of Customer, holding the same in trust and as trustee for IBM Credit until otherwise directed in writing by IBM Credit;

        (h) stamp or otherwise mark chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to IBM Credit's security interest and immediately thereafter deliver or cause such chattel paper and instruments to be delivered to IBM Credit or any agent designated by IBM Credit with appropriate endorsements and assignments to vest title and possession in IBM Credit.

        (i) each time Customer provides a Notice of Request for A/R Advance, Customer will also provide IBM Credit with a detailed aging report of its Accounts, which shall include its accounts receivable ledger and its on-line aging of Accounts.

3.14 Rights of IBM Credit. IBM Credit may, without notice to Customer and at any time or times hereafter:

        (a) verify with Account obligors or others the validity, amount or any other matter relating to any Account by mail, telephone or by means otherwise, as agreed to be the parties, in the name of Customer or IBM Credit;

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        (b)    enforce payment and collect, by legal proceedings or otherwise,
               Accounts in the name of Customer or IBM Credit and

        (c) take control in any manner of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts.

3.15 Release. Customer releases IBM Credit from any and all claims and causes of action which Customer may now or hereafter have for any loss or damage to it claimed to be caused by or arising from:

        (a) any failure of IBM Credit to protect, enforce or collect, in whole or in part, any Account;

        (b) IBM Credit's notification to any Account obligors thereon of IBM Credit's security interest in any of the Accounts;

        (c) IBM Credit's directing any Account obligor to pay any sum owing to Customer directly to IBM Credit; and

        (d) any other act or omission to act on the part of IBM Credit, its officers, agents, or employees, except for its gross negligence or willful misconduct.

        IBM Credit shall have no obligation to preserve rights to Accounts against prior parties.

3.16 Documentation Requirements. Customer agrees to comply with the documentation requirements set forth in Attachment A to this Agreement.

4.      SECURITY - COLLATERAL

4.1 Grant. To secure Customer's payment and performance of the Obligations and to secure Customer's prompt, full and faithful performance and observance of all of the provisions under this Agreement and the Other Agreements, Customer hereby grants IBM Credit a security interest in the following: all of Customer's right, title and interest in and to, whether now owned or hereafter acquired or existing and wherever located: (a) all inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor; (b) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same; (c) all substitutions and replacements for all of the foregoing; and (d) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to

                                       13

        any of the foregoing. All of the above assets are hereinafter collectively referred to as "Collateral." Customer covenants and agrees with IBM Credit that: (a) the security constituted to by this Agreement is in addition to any other security from time to time held by IBM Credit; (b) IBM Credit may realize upon all or part of any security in any order it desires and any realization by any means upon any security will not bar realization upon any other security; and (c) the security hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of Customer to IBM Credit pursuant to this Agreement and the Other Agreements.

4.2 Instruments. Customer shall execute and deliver to IBM Credit, or cause to be executed and delivered, at such reasonable time or times as IBM Credit may request, all financing statements, continuation statements, security agreements, assignments, certificates, certificates of title, applications for vehicle titles, affidavits, reports, notices, schedules of accounts, and other documents and instruments that IBM Credit may deem necessary to perfect and maintain perfected IBM Credit's security interests in the Collateral and in order to full consummate all of the transactions contemplated under this Agreement and the Other Agreements. Customer shall make appropriate entries on its books and records disclosing IBM Credit's security interests in the Collateral.

5.      WARRANTIES, REPRESENTATIONS, AND COVENANTS

5.1 Affirmative Warranties, Representations and Covenants. Except as otherwise specifically provided in any of the Other Agreements, Customer warrants and represents to and covenants with IBM Credit that:

        (a) Each Account is based on an actual and bona fide sale and delivery of goods or rendition of services to Customers, made or performed by Customer, in the ordinary course of its business-the Customer's customers have accepted such goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense, counterclaim or contra and have the ostensible authority to contract; and there are no proceedings or actions known to Customer which are pending or threatened against any obligor of any of the Accounts which might result in any material adverse change in the obligor's financial condition.

        (b) Customer has good and valid title to all Collateral and, subject to the provisions of any Subordination Agreement, IBM Credit's security interest in the Collateral is now and shall at all times constitute a perfected, first security interest in such Collateral;

                                       14

        (c) Except for any portion of IBM Credit's security interest which may be the subject of a Subordination Agreement, IBM Credit's security interest in the Collateral is not now and shall not become subordinate or junior to the security interest, lien, encumbrance or claim of any Person;

        (d) Customer is and shall at all times during the term of this Agreement be a corporation duly organized, existing and in good standing under the laws of the state of Texas and qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property requires it to be qualified or licensed;

        (e) Customer has the right and is duly authorized to enter into this Agreement and the Other Agreements;

        (f) each Guarantor has the right and power to and is duly authorized to make any guaranty given to IBM Credit;

        (g) Customer's execution of this Agreement and the Other Agreements does not constitute a breach of any provision contained in Customer's articles of incorporation or by-laws or in any agreement to which Customer is now or hereafter becomes a party or by which Customer is, may or hereafter becomes bound;

        (h) all financial statements and information relating to Customer and any Guarantor which have been or may hereafter be delivered by Customer or any Guarantor to IBM Credit are true and correct and have been prepared in accordance with generally accepted accounting principles and there has been no material adverse change in the financial or business condition of Customer since the submission of any such financial information to IBM Credit;

        (i) there are and will be no actions or proceedings pending or threatened against Customer which have not been disclosed to IBM Credit and which might result in any material adverse change in Customer's financial or business condition or which might in any way have a material adverse effect on any of Customer's assets;

        (j) Customer shall maintain all of its properties (business and otherwise) in good condition and repair and pay and discharge all costs of repair and maintenance thereof and all rental and mortgage payments and related charges pertaining thereto;

        (k) Customer will lose commercially reasonable efforts to collect all Accounts owed;

                                       15

        (l) Customer has duly filed and shall hereafter duly file all federal, state, local and other governmental tax returns which it is required by law to file;

        (m) all taxes, levies, assessments and governmental charges of any nature which are or may be due by Customer have been fully paid (except those being contested in good faith by appropriate proceedings diligently conducted and in which adequate reserves for the payment thereof has been made) and Customer shall promptly pay when due all such tax liabilities which may hereafter accrue;

        (n) Customer shall maintain a system of accounting in accordance with generally accepted accounting principles and ledger and account records which contain such information as may be requested by IBM Credit;

        (o) Customer shall at al times permit IBM Credit (or any person designated by it) upon demand, during Customer's usual business hours, to enter upon the premises of Customer for the purposes of
               (i) inspecting the Collateral, (ii) inspecting and/or copying any records pertaining thereto, (iii) discussing the affairs, finances and business of Customer with any officers employees and directors of Customer or with its auditors and (iv) verifying Eligible Accounts and other Collateral.

        (p)    Customer shall deliver to IBM Credit:

               (1) within ninety (90) days after the end of each of Customer's fiscal years, a reasonably detailed balance sheet and a reasonably detailed profit and loss statement covering Customer's operations for such fiscal year, prepared by an independent certified public accountant satisfactory to IBM Credit,

               (2) within forty-five (45) days after the end of each of Customer's first three fiscal quarters, Customer shall deliver to IBM Credit a reasonably detailed balance sheet as of the last day of such quarter and profit and loss statement covering Customer's operations for such quarter (subject to normal year-end audit adjustments) prepared as set forth in Attachment A to this Agreement either by (i) Customer or (ii) an independent certified public accountant satisfactory to IBM Credit,

               (3) within ten (IO) days after request therefore by IBM Credit, any other report requested by IBM Credit relating to the Collateral or the financial condition of Customer.

               Each report, statement, or document delivered or caused to be delivered to IBM Credit under this Subsection 5. 1 (o) shall be accompanied by the certificate of an authorized officer of Customer to the effect that to the best of such officer's knowledge, after due diligence and following a reasonably independent

                                       16

               investigation and review, the same is complete, correct and thoroughly and accurately presents the financial condition of Customer and that there exists on the date of delivery of said certificate no condition or event which constitutes a breach or event of Default under this Agreement or any of the Other Agreements;

        (q) Customer shall promptly supply IBM Credit with such other information concerning its or any Guarantor's affairs as IBM Credit from time to time hereafter may reasonably request.

        (r) The address of the principal place of business and chief executive office of Customer is as set forth in Attachment B to this Agreement. The books and records of Customer, and all of its chattel paper and records of Accounts, are maintained at such location. There is no jurisdiction in which Customer has any assets, equipment or inventory (except for vehicles and inventory in transit for processing) other than those jurisdictions identified on Attachment B. Attachment B also contains a complete list of the legal names and addresses of each warehouse at which Customer's inventory is stored. None of the receipts received by Customer from any warehouseman states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such person's assigns. Customer covenants to supplement Attachment B to this Agreement thirty (30) days prior to the effective date of a change in the locations set forth thereon.

        (s) Customer covenants that it shall give IBM Credit thirty (30) days advance notice prior to any change in Customer's identity, name, form of ownership or management.

        (t) Customer, at its sole expense, shall keep and maintain the Collateral insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties and interests in properties in similar businesses. All insurance policies ("Policies") shall be in form, with companies and in amounts satisfactory to IBM Credit. Customer shall deliver to IBM Credit true and correct copies of the Policies as well as such evidence of insurance as IBM Credit may from time to time require, and, on IBM Credit's request, evidence of payment of all premiums therefor. Each of the Policies shall contain an endorsement, in a form satisfactory to IBM Credit, showing loss payable to IBM Credit; upon receipt of proceeds by IBM Credit the same shall be applied on account of Obligations.

               Customer agrees to instruct each insurer to give IBM Credit, by endorsement upon the Policy issued by it or by independent instruments furnished to IBM Credit, at least ten (10) days' written notice before any Policy shall be altered or cancelled and that no act or default of Customer or any other person shall affect the right of

                                       17

               IBM Credit to recover under the Policies. Customer hereby directs all insurers under the Policies to pay all proceeds directly to IBM Credit;

        (u) Customer shall, consistent with reasonable commercial practice, observe and perform all matters and things necessary or expedient to be observed or performed under or by virtue of any lease, license, concession or franchise forming part of the Collateral in order to preserve, protect and maintain all the rights of IBM Credit thereunder;

        (v) Customer shall advise IBM Credit of the commencement or institution of legal proceedings filed against the Customer subsequent to the execution of this Agreement before any court, administrative board or tribunal which, in the event of an adverse decision to Customer, could have a material adverse effect on the Customer's condition (financial or otherwise), operations, properties or prospects;

        (w) Customer shall, consistent with reasonable commercial practice, diligently maintain, use and operate the Collateral and shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and the earnings, incomes, rents, issues and profits thereof.

5.2 Negative Covenants. Customer covenants with IBM Credit that Customer will not at any time (without IBM Credit's express prior written consent):

        (a) except to IBM Credit, grant to or in favor of any person a security interest in or permit to exist a superior lien, claim or encumbrance in the collateral;

        (b) other than the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets;

        (c)    merge or consolidate with another corporation;

        (d)    acquire any other corporation;

        (e) enter into any transaction not in the usual course of its business which might in any material way adversely affect the ability of Customer to repay the Obligations;

        (f) guarantee or indemnify or otherwise become in any way liable with respect to the obligations of any person, except by endorsement of instruments or items of payment for deposit to the general account of Customer or which are transmitted or turned over to IBM Credit on account of the Obligations;

        (g) redeem, retire, purchase or otherwise acquire, directly or indirectly, any material portion of Customer's capital stock;

                                       18

        (h) make any change in Customer's capital structure or in any of its business objectives, purposes or operations which might in any material way adversely affect the ability of Customer to repay the Obligations;

        (i)    make any distribution of Customer's property or assets;

        (j) incur any debts outside of the ordinary course of Customer's business except renewals or extensions of existing debts and interest thereon; and

        (k) make any loans, advances, contributions or payments of money or goods to any subsidiary, affiliated or parent corporation or to any officer, director or stockholder of Customer or of any such corporation (except for compensation for personal services actually rendered).

5.3 Financial Covenants. Customer agrees to comply with the financial covenants set forth in Attachment A to this Agreement.

5.4 Non-Financial Covenants. Customer agrees to comply with the non-financial covenants set forth in Attachment A to this Agreement.

6.      DEFAULT

6.1 Definition. Any one or more of the following events shall constitute an Event of Default by Customer under this Agreement and the Other
        Agreements:

        (a) Customer or any Guarantor breaches any term, provision, condition or covenant contained in this Agreement, in any of the Other Agreements or any guaranty;

        (b) any warranty representation, statement, report, or certificate made or delivered by Customer or any of its officers, employees, or agents or by any Guarantor to IBM Credit is not true and correct;

        (c) Customer fails to immediately pay any of the Obligations when due and payable or declared to be due and payable;

        (d) IBM Credit shall determine in good faith that it is insecure with respect to any of the Collateral or the repayment of any part of the Obligations and the reason for such insecurity shall continue for a period of more than five (5) Business Days after notice thereof to Customer;

        (e) Customer attempts to or shall sell, transfer, convey, exchange, assign, mortgage, pledge, charge, hypothecate, grant a security interest in or otherwise dispose of or

                                       19

               in any way part with the possession of the Collateral, other than in the ordinary course of business or as permitted under this Agreement;

        (f) Customer removes, other than by sale to the extent allowed under this Agreement and any intracompany transfers of inventory between the occasions set forth in Attachment B to this Agreement, any part of the Collateral from any of the Customer's location specified in Attachment B to this Agreement.

        (g)    Customer abandons the Collateral or any part thereof;

        (h) The entry of any judgment against Customer and such judgement is not satisfied, dismissed, stayed or supercoded by bond within thirty (30) days after the date of entry thereof (and in the event of a stay or supersedeas bond such judgement is not discharged within 30 days after termination of such stay or bond);

        (i) there issues a warrant of distress for any rent or taxes with respect to any premises occupied by Customer in or upon which the Collateral, or any part thereof, may at any time be situated and such warrant shall continue in force for a period of more than five (5) Business Days after notice thereof to Customer.

        (j) Customer suffers or permits the Collateral to be seized or taken in execution without the consent of IBM Credit;

        (k) Customer fails to insure or keep insured the Collateral within the provisions of this Agreement and such failure shall continue for a period of five (5) Business Days after notice thereof to Customer.

        (1)    Customer suspends business;

        (m) (i) Customer shall become insolvent or generally fail to pay, or shall admit its inability or refusal to pay debts as they become due;

                      (ii) Customer shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for Customer or for its properties, assets, business or undertakings, and, if such appointment has not been applied for by Customer, the appointment of such trustee, receiver or custodian is not discharged within five (5) Business Days,

                      (iii) any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, shall be commenced in respect to Customer and, if such case or proceeding has not been commenced by Customer, such case

                                       20

                      or proceeding shall be consented to or acquiesed in by Customer or remain for five (5) Business Days undismissed;

                      (iv) Customer shall take any action to authorize, or in the furtherance of, any of the foregoing

        (n) the guarantee of Customer by any Guarantor shall be terminated for any reason;

        (o) Customer is in default, with or without the passage of time and/or giving of notice, under any agreement, contract, document, promissory note or other instrument entered into with or for the benefit of IBM Credit or if any event shall occur or condition shall exist under any agreement or instrument relating to any debt of the Customer and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such nonpayment, other condition or conditions is to accelerate, or permit the acceleration of the maturity of such debt, for any reason whatsoever; or

        (p)    Customer is in default under the terms of any of the Other
               Agreements.

6.2 Rights of IBM Credit. IBM Credit agrees to provide notice of an Event of Default and if Customer fails to cure the default within the time frame specified by IBM Credit, then IBM Credit may:

        (a) declare all or any of the Obligations immediately due and payable together with all court costs and all costs and expenses of repossession and collection activity, including, but not limited to, reasonable attorney's fees;

        (b) cease advancing money or extending credit to or for the benefit of Customer;

        (c) exercise any or all of the rights accruing to a secured party, upon default by a debtor, under the Uniform Commercial Code and any other applicable law;

        (d) sell, lease or otherwise dispose of the Collateral at public or private sale;

        (e) at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to IBM Credit therefor do one or more of the following:

               (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as IBM Credit may deem convenient;

                                       21

               (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement, under the Uniform Commercial Code or other applicable law, of IBM Credit's security interest in the Collateral or until IBM Credit's removal of the Collateral to such other place or places as IBM Credit may deem convenient;

               (iii) remain on such premises and use the same, together with Customer's materials, supplies, books and records, for the purpose of liquidating or collecting such Collateral and conducting and preparing for disposition of such Collateral, and

               (iv) remove the same to such place or places as IBM Credit may deem convenient for the purpose of IBM Credit's using the same in connection with IBM Credit's liquidation and collection of such Collateral and to conduct and prepare for the disposition of such Collateral (and Customer grants IBM Credit a security interest in all Customer's contract-related material, supplies, books, and records for such purpose as those described above).

6.3 Customer's Obligations. In an Event of a Default, Customer shall, if IBM Credit requests, assemble the Collateral and make it available to IBM Credit at a place or places to be designated by IBM Credit. Customer recognizes that if Customer fails to perform, observe or discharge any of its obligations under this Agreement or the Other Agreements no remedy at law will provide adequate relief to IBM Credit; therefore, Customer agrees that IBM Credit shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. All of IBM Credit's rights and remedies granted under this Agreement and Other Agreements are cumulative and non-exclusive.

6.4 Waiver. In an Event of Default, Customer waives and releases: any and all claims and causes of action which it may now or ever have against IBM Credit as a result of any possession, repossession, collection or sale by IBM Credit of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon Customer's business; all rights of redemption from any such sale- and the benefit of all valuation, appraisal and exemption laws. IBM Credit's only obligation in respect to its repossession, collection or sale of any of the Collateral is to act in a commercially reasonable manner. If IBM Credit seeks to take possession of any of the Collateral by replevin or other court process Customer hereby irrevocably waives any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

                                       22

7.      MISCELLANEOUS

7.1 Term. This Agreement shall be in effect for a period of thirteen (13) months beginning on the Closing Date of this Agreement (the "Original Term") and shall automatically and continuously renew for a successive additional term of thirteen months (a "Renewal Term") unless terminated in accordance with Section 7.2.

7.2 Termination. (a) IBM Credit may terminate this Agreement (i) upon the occurrence of an Event of Default and (ii) at the end of the Original Term or at the end of any Renewal Terms by giving written notice of such termination by registered or certified mail addressed to Customer at its principal place of business as designated in this Agreement no later than sixty (60) days prior to the Original Term or any successive Renewal Term.

        (b) Customer may terminate this Agreement at any time by giving IBM Credit written notice of such termination by registered mail or certified mail addressed to IBM Credit at the address first above written. Termination by Customer shall be effective sixty
               (60) days from the date the written notification is sent by the terminating party (the "Effective Date of Termination"). If Customer terminates this Agreement, Customer shall not be relieved from any Obligations to IBM Credit arising out of IBM Credit's advances or commitment made before the Effective Date of Termination.

        (c) Upon the termination of this Agreement by IBM Credit or Customer, all of Customer's Obligations shall be immediately due and payable in their entirety, even if they are not yet due under their terms, on the Effective Date of Termination. IBM Credit's rights under this Agreement and IBM Credit's security interest in the collateral shall continue after termination of this Agreement until all of Customer's Obligations to IBM Credit are indefeasibly paid in full. The covenants, warranties and representations of this Agreement shall survive termination of the Agreement.

7.3 Collection. Customer agrees that checks and other instruments delivered to IBM Credit on account of Customer's Obligations shall constitute conditional payment until such items are actually paid to IBM Credit. Customer waives the right to direct the application of any and all payments at any time or times hereafter received by IBM Credit on account of Customer's Obligations. Customer agrees that IBM Credit shall have the continuing exclusive right to apply and reapply any and all such payments in such manner as IBM Credit may deem advisable notwithstanding any entry by IBM Credit upon any of its books and records.

7.4     Demand, Etc.  Customer waives:

        (a)    demand, protest and all notices of protest, default or dishonor;

                                       23

        (b)    all notices of payment and non-payment;

        (c)    all notices required by law; and

        (d) except as otherwise specifically provided for in this Agreement, all notices of default, non-payment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by IBM Credit on which Customer may, in any way, be liable and Customer hereby ratifies and confirms whatever IBM Credit may do in that regard.

7.5 Additional Obligations. IBM Credit, without waiving or releasing any Obligation or Default of Customer, may perform any Obligations of Customer that Customer shall fail or refuse to perform and IBM Credit may, at any time or times hereafter, but shall be under no obligation so to do, pay, acquire or accept any assignment of any security interest, lien, encumbrance or claim against the Collateral asserted by any person. All sums paid by IBM Credit in performing in satisfaction or on account of the foregoing and any expenses, including reasonable attorney's fees, court costs, and other charges relating thereto, shall be a part of the Obligations, payable on demand and secured by the Collateral.

7.6 Indemnification. Customer hereby agrees to indemnify and hold harmless IBM Credit and each of its shareholders, officers, directors, agents, assigns and affiliates (collectively, the "Indemnified Persons") against all loss claims, damages, liabilities or other expenses (including reasonable attorneys' fees and court costs now or hereinafter arising from the enforcement of this Agreement, the "Losses") to which any of them may become subject insofar as such Losses arise out of or are based upon any event, circumstance or condition occurring or existing on or before the date of this Agreement or relating, directly or indirectly, to any of the activities of the Customer or its predecessors in interest, to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral. Notwithstanding the foregoing, Customer shall not be obligated to indemnify IBM Credit for any loss or liability which is the direct result of IBM Credit's gross negligence or willful misconduct. The indemnity provided herein shall survive this Agreement.

7.7 Alterations/Waiver. In the event that IBM Credit at any time or from time to time dispenses with any one or more of the requirements specified in this Agreement or any of the Other Agreements, such dispensation may be revoked by IBM Credit at any time and shall not be deemed to constitute a waiver of any such requirement subsequent thereto. IBM Credit's failure at any time or times to require strict performance by Customer of any undertakings, agreements, covenants, warranties and representations shall not waive, affect or diminish any right of IBM Credit thereafter to demand strict compliance and performance. Any waiver by IBM Credit of any default by Customer under this Agreement or any of the Other Agreements shall not waive or affect any other default by

                                       24

        Customer under this Agreement or any of the Other Agreements, whether such default is prior or subsequent to such other default and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants, and representations of Customer contained in this Agreement or the Other Agreements and no Default by Customer shall be deemed waived by IBM Credit unless such waiver is in writing signed by an authorized representative of IBM Credit and directed to Customer.

7.8 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, registered or certified return receipt with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one Business Day after deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

               (i)    If to IBM Credit at:
                      Attention:
                      Telecopy:
                      Confirmation

               (ii)   If to Customer at:
                      6401 Southwest Freeway
                      Houston, Texas 77074
                      Telecopy: (713) 988-2036
                      Confirmation

        or to such other address or number as each party designates to the other in the manner herein prescribed.

7.9 Severability. If any provision of this Agreement or the Other Agreements or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other persons or circumstances will not be affected thereby, the provisions of this Agreement and the Other Agreements being severable in any such instance.

7.10 One Loan. All loans and advances heretofore, now or at any time or times hereafter made by IBM Credit to Customer under this Agreement or the Other Agreements shall constitute one loan secured by IBM Credit's security interests in the Collateral and by all other security interests, liens and encumbrances heretofore, now or from TIME to time hereafter granted by Customer to IBM Credit or any assignor of IBM Credit. Any termination of this Agreement or the Other Agreements by IBM Credit, whether in the

                                       25

        event of Default or by notice of termination, and any termination of this Agreement or any of the Other Agreements as permitted therein by the Customer shall, in the sole discretion of IBM Credit, accelerate payment of all Obligations.

7.11 Additional Collateral. All monies, reserves and proceeds received or collected by IBM Credit with respect to Accounts and other property of Customer in possession of IBM Credit at any time or times hereafter are hereby pledged by Customer to IBM Credit as security for the payment of Customer's Obligations and may be held by IBM Credit (without interest to Customer) until Customer's Obligations are paid in full or, at any time or times, applied by IBM Credit on account of Customer's Obligations. IBM Credit may release to Customer such portions of such monies, reserves and proceeds as IBM Credit may from time to time determine, in its sole discretion.

7.12 Offsets. The Obligations hereby secured shall be paid without regard to any set-offs between Customer and IBM Credit or any intermediate holder hereof.

7.13 No Merger or Novations. Neither the obtaining of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the Obligations of Customer to IBM Credit secured by this Agreement and shall not operate as a merger of any covenant in this Agreement, and the acceptance of any payment or alternate security shall not constitute or create a novation and the obtaining of a judgment or judgments under a covenant herein contained shall not operate as a merger of that covenant or affect IBM Credit's right to interest under this Agreement.

7.14    Time.  Time shall be of the essence hereof.

7.15 Entire Agreement. This Agreement, together with the Other Agreements and any other documents to be delivered pursuant hereto and thereto, constitutes the entire Agreement between the Customer and IBM Credit pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, with respect to the subject matter hereof.

7.16 Paragraph Titles. The Section titles used in this Agreement and the Other Agreements are for convenience only and do not define or limit the contents of any Section.

7.17 Binding Effect. This Agreement and the Other Agreements shall be binding upon and inure to the benefit of IBM Credit and Customer and their respective successors and assigns but Customer shall have no right to assign this Agreement or any of the Other Agreements without the prior written consent of IBM Credit.

7.18 Conditions To Effectiveness. The effectiveness of this Agreement shall b e conditioned upon the receipt by IBM Credit of the instruments and other documents specified in Attachment A to this Agreement. In addition, the extension of credit by IBM Credit to

                                       26

        Customer hereunder is contingent upon IBM Credit's receipt of an agreement, in form and substance satisfactory to IBM Credit, between Customer and a financial institution acceptable to IBM Credit, which creates a lockbox account arrangement which is blocked in favor of IBM Credit so that the only disbursements made against the account shall be in favor of IBM Credit.

7.19 Submission by Customer. This Agreement and the Other Agreements are submitted by Customer to IBM Credit (for IBM Credit's acceptance or rejection thereof) at IBM Credit's place of business specified t the beginning of this Agreement, as an offer by customer to borrow monies from IBM Credit and shall not be binding upon IBM Credit or become effective until and unless accepted in writing by IBM Credit at its said place of business. If so accepted, this Agreement and the Other Agreements shall be deemed to have been made at IBM Credit's said place of business. This Agreement and the Other Agreements and all transactions pursuant thereto shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects (including, but not limited to, the legality of the interest charged to Customer pursuant thereto) by the laws, statutes and decisions of the state of IBM Credit's said place of business. Customer, in order to induce IBM Credit to accept this Agreement and the Other Agreements, agrees that all actions or proceedings arising directly or indirectly in connection with this Agreement or the Other Agreements may be litigated, at IBM Credit's sole discretion and election, in courts having situs within the state where IBM Credit's aforesaid place of business is located. Customer hereby consents and submits to the jurisdiction of any local, state or federal court located within such state. Customer hereby waives any right it may have to transfer or change the venue of any litigation brought against it by IBM Credit in accordance with this paragraph.

7.20 LIMITATION OF LIABILITY. NEITHER IBM CREDIT NOR ANY INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY CUSTOMER IN
        CONNECTION WITH THIS AGREEMENT, ANY OTHER AGREEMENT OR ANY CLAIMS RELATED THERETO.

7.21 JURY WAIVER. EACH OF IBM CREDIT AND CUSTOMER HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH IBM CREDIT AND THE CUSTOMER ARE PARTIES AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OTHER AGREEMENT, OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH.

                                       27

        IN WITNESS WHEREOF, Customer has read this entire Agreement, executed this Agreement and has caused its duly authorized representatives to execute this Agreement and has caused its corporate seal to be affixed hereto as of the date first written above.

(SEAL)                                      ALLSTAR-VALCOM, INC.
                                            (Customer)

                                            By:/s/ JAMES H. LONG
                                            Print Name:JAMES H. LONG
                                            Title:PRESIDENT

ATTEST:

/s/ DON R. CHADWICK
Secretary

        ACCEPTED this 6TH day of AUGUST, 1993, at IBM Credit's place of business specified at the beginning of this Agreement.

                                            IBM Credit Corporation

                                            By:\s\ROBERT W. FLOOD
                                            Print Name:    ROBERT W. FLOOD
                                            Title:  ACCOUNT OPERATIONS MANAGER

                                       28

                             SECRETARY'S CERTIFICATE

                           (Revolving Loan Agreement)

        I, DONALD R. CHADWICK, do hereby certify that I am duly elected and acting Secretary of Allstar-Valcom, Inc., a _______________ corporation, and as such I ma the keeper of the corporate records and seal of said corporation; that the following is a true and correct copy of resolutions duly adopted and ratified by action of the board of directors of said corporation on JULY 28, 1993, as ratified and approved by the stockholders of said corporation by action of said stockholders on JULY 28, 1993, all in accordance with its by-laws and articles of incorporation and the laws of its jurisdiction of incorporation; and that the same have not been modified, repealed, rescinded or withdrawn, are in full force and effect and do not contravene any provisions of said corporation's articles of incorporation or by-laws:

"RESOLVED, that the President, each Vice-President, the Secretary, the Treasurer and each other officer and each agent of this Corporation, or any one or more of them, be and they are hereby authorized and empowered on behalf of this corporation: to obtain from IBM Credit Corporation ("IBM Credit") loans in such amounts and on such terms and conditions as such officers deem proper; to execute notes and other evidences of this corporation's indebtedness with respect thereto; to enter into financing and other agreements with IBM Credit relating to the terms and conditions upon which any such loans may be obtained and the security to be furnished by this corporation therefore; from time to time to modify, supplement or amend any such agreements, any such terms or conditions and any such security- from time to time to pledge, assign, guaranty, mortgage, consign, grant security interest in and otherwise transfer to IBM Credit as collateral security for any and all debts and obligations of this corporation to IBM Credit, whenever and however arising, any and all accounts and other forms of obligations, receivables, choses in action, inventory, warehouse receipts, machinery, equipment, land, buildings and other real, personal or fixed property now or hereafter belonging to or acquired by this corporation; for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, debentures, guarantees, agreements, designations, consignments, deeds of trust, mortgages, instruments of pledge or other instruments in respect thereof and to make remittances and payments in respect thereof by checks, drafts or otherwise, and to do and perform all other acts and things deemed by such officer or agent necessary, convenient or proper to carry out any of the foregoing- hereby ratifying, approving and confirming all that any said officers and agents have done or may do in the premises."

                                        1

                            Revolving Loan Agreement

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:JAMES H. Long                            /s/ JAMES H. LONG
          (Print Name)                             (Signature)

Vice-President:
               (Print Name)                        (Signature)

Secretary:DONALD R. Chadwick                       /s/ DONALD R. CHADWICK
          (Print Name)                             (Signature)

Treasurer:
          (Print Name)                             (Signature)

Agent:
       (Print Name)                                (Signature)

Witness my hand and seal of said corporation this 5th day of AUGUST, 1993.

(Attach corporate seal here)
        NO SEAL

(Secretary of said corporation)

                                        2

                     Revolving Loan Agreement ("Agreement")
                                  Attachment A

                       Attachment A Effective Date: 8/5/93

Customer:ALLSTAR-VALCOM, INC.

1.        A/R Revolver Credit Line Fees, Rates and Repayment Terms:

        (a)    Line of Credit: Seven Million Dollars ($7,000,000.00)

               (i)    Maximum Product Advances: One Million Dollars
                      ($1,000,000.00)

        (b)    Borrowing Base: 85% of Eligible Accounts

        (c)    Other Charges:

               (i)    Monthly Service Fee: $1,500.00

               (ii)   One Time Application Processing Fee (as defined in the
                       Letter of Understanding dated June 30, 1993): $6,000.00

        (d)    A/R Revolver Financing Charge: Prime Rate plus 1. 875%

        (e)    Delinquency Fee Rate: Prime Rate plus 6.5%

                            Revolving Loan Agreement
                             Attachment A(continued)

2.      Documentation Requirements:

        As a condition precedent to funding under the terms of the Agreement, Customer will deliver to IBM Credit:

        o       Executed Accounts Receivable Revolving Loan Agreement;

        o       Executed Blocked Account Amendment To A Lockbox Agreement;

        o       Executed Letter of Direction (which will be prepared by IBM
                Credit);

        o       Executed Letter of Notification (which will be prepared by IBM
                Credit);

        o Executed Notarized Guarantee of any shareholder owning ten percent (10%) or greater of the equity of Customer;

                                        1

        o       A list of:

               (a) all creditors providing accounts receivable financing to Customer ("Lenders"); subject to Section 1.3, all Lenders will be required to subordinate to IBM Credit or terminate their filings; and

               (b) all creditors having a lien which is superior to IBM Credit's ("Priority Creditors"); all Priority Creditors may be required to subordinate to IBM Credit.

        o       For All Lenders:

                Executed Acknowledgment of Termination Letter (which will be prepared by IBM Credit);

                Copies of all subordination agreements executed by Lender or executed for the benefit of Lender; and

                Copies of all Security Agreements between Customer and Lender.

        o       For All Priority Creditors:

                Any and all other documents and/or agreements IBM Credit deems necessary in its sole discretion.

        Customer will be required to assist IBM Credit in obtaining any and all documents/agreements required by IBM Credit to give IBM a superior lien on all accounts receivable.

                            Revolving Loan Agreement
                             Attachment A(continued)

3.      Financial Covenants:

        Definitions:The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

        Current shall mean within the on-going twelve month period.

        Current Assets shall mean assets that are cash or expected to become cash within the on going twelve months.

        Current Liabilities shall mean payment obligations resulting from past or current transactions (other than obligations under the A/R Revolver) that require settlement within the on-going twelve month period.

                                        2

        Long Term shall mean beyond the on-going twelve month period.

        Long Term Assets shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

        Long Term Debt shall mean payment obligations of indebtedness (other than indebtedness in respect of loans under the A/R Revolver) which mature more than twelve months from the ate of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

        Net Profit after Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

        Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

        Subordinated Debt shall mean Customer's indebtedness to creditors other than IBM Credit, Customer's payment of which has been subordinated to IBM Credit by said other creditors in a written and executed agreement between IBM Credit and said other creditors.

                            Revolving Loan Agreement
                             Attachment A(continued)

        Tangible Net Worth shall mean:

               Total Net Worth plus Subordinated Debt minus;

               (a) goodwill, organizational expenses, pre-paid expenses, research and development expenses, software development costs, leasehold expenses, trademarks, names, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other non-current assets;

               (b) all deferred charges or unamortized debt, discounts and expenses;

               (c) all accounts receivable from officers, directors and stockholders; and

               (d)    all callable/redeemable preferred stock.

        Total Assets shall mean the total of Current Assets and Long Term
        Assets.

        Total Liabilities shall mean the sum of Current Liabilities, Long Term Debt and the aggregate outstanding principal amount of loans under the A/R Revolver.

                                        3

        Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

        Working Capital shall mean Current Assets minus the sum of Current Liabilities plus the aggregate outstanding principal amount of loans under the A/R Revolver.

Customer will be required to maintain the following financial ratios and amounts:

        (a) Net Profit after Tax to Revenue ratio of greater than or equal to .50% at all times;

        (b) Ratio of Total Liabilities to the sum of Tangible Net Worth greater than zero and equal to or less than 18.0 as of 9/30/93 and greater than zero and equal to or less than I 1. 0 as of 12/3 1/93 and thereafter.

        (c) Revenue (on an annual basis) to Working Capital ratio greater than zero and equal to or less than 71.0 as of 9/30/93, and greater than zero and equal to or less than 44.0 as of 12/31/93 and thereafter.

                            Revolving Loan Agreement
                             Attachment A(continued)

4.      Non-Financial Covenants:

        Customer must be in good standing at all times in its state of incorporation and in each state in which it conducts business.

        Customer agrees to provide IBM Credit, no later than the 15th day of each month, reports in a format and containing information that is mutually satisfactory, listing Collateral in Customer's possession as of the close of business on the last day of the immediately preceding month.

        Customer agrees to maintain standard all-risk insurance coverage on all locations in the amount of at least four million dollars
        ($4,000,000.00). IBM Credit Corporation must be named as a loss payee.

5.      Financial Report Preparation Requirements:

        Reports due under the terms of the Revolving Loan Agreement shall be prepared as follows:

        Annual Reports shall be audited by an independent certified public accountant satisfactory to IBM Credit and delivered to IBM Credit no later than 90 days after the close of the fiscal year.

        Quarterly Reports shall be prepared internally by the Customer and delivered to IBM Credit no later than 45 days after the quarter close.

                                        4

                            Revolving Loan Agreement
                             Attachment A(continued)

6.      Lockbox Information

        Name:
        Address:

                      Commercial Account Number:
                      Branch Number:



ALLSTAR-VALCOM, INC.

By: /s/ DONALD R. CHADWICK
Print Name: DONALD R. CHADWICK
Title:CHIEF FINANCIAL OFFICER

IBM CREDIT CORPORATION

By:  /s/ ROBERT W. FLOOD
Print Name: ROBERT W. FLOOD
Title:  ACCOUNT OPERATIONS MANAGER

                                        5

                            Revolving Loan Agreement
                                  Attachment B
                       Attachment B Effective Date: 8/5/93

CUSTOMER              ALLSTAR-VALCOM, INC.

1.      Locations of Offices, Records and Inventory

        (A)    Principal Place of Business and Chief Executive Office

                      6401 Southwest Freeway
                      Houston, Texas 77074

        (B) Locations of Assets, Inventory and Equipment (including warehouses)

               1.     6401 Southwest Freeway, Houston, Texas 77074

               2.     14202 Proton Road, Dallas, Texas 75244

               3.     Harris County Hospital, 726 Gillette
                      5th Floor, Houston, Texas 77019

               4.     Rockwell Space Operations, Bay Area Blvd.,
                      Webster, Texas

               5.     Apache Operations, 2000 Post Oak Road,
                      Houston, Texas 77056-4400

               6.     San Jacinto Savings, 7700 San Felipe,
                      Houston, Texas 77063

               7.     Texas Commerce Bank, 600 Travis, Houston, Texas 77002

ALLSTAR-VALCOM, INC.

By:  /S/DONALD R. CHADWICK
PrintName: DONALD R. CHADWICK
Title:CHIEF FINANCIAL OFFICER

                                        6

                      ATTACHMENT A Dated ____________, 1996
                                       TO
                  REVOLVING LOAN AGREEMENT Dated August 5, 1993

Customer's Name:  Allstar Systems, Inc.

1.          A/R Revolver Credit Line Fees, Rates and Repayment Terms:

      a. Total Line of Credit in the amount of:
            Twenty Million Dollars ($20,000,000), which includes Accounts Receivable Financing governed by the Revolving Loan Agreement and Inventory Financing governed by the Agreement for Wholesale Financing.

      b.          Borrowing Base:

            i.      Percentage of the invoice amount of Eligible Accounts
                    Receivable:  85%

            ii. Percentage of the invoice amount of Eligible Accounts Receivable for Returned Merchandise Authorization (RMA) less than 90 days old;
                    * due from Inacom: 50% of invoice amount at 85% advance
                      rate.
                    * due from other vendors less amount due to vendors:
                      100% of invoice amount at 85% advance rate.

            iii. Valuation Percentage on Approved Inventory based on Warehouse

           Location      Logical Whse Num       Valuation Percent
           -----------   -----------------      -----------------
           Houston             2                      99%
           Dallas              3                      99%
           Trade-Ins           5                      99%
           RMA Inven           6                      99%
           Inacom NE           40                     99%
           Inacom SW           140                    99%

* All logical warehouses with alpha-numeric numbers will be valued at 99%, until 9-1-96, when they will be valued at 0% unless UCC1's are filed and value will then remain at 99%.

**    Logical Warehouse's numbered 4,8,12,13,23,82,83,92,93,98, and 99 are
      valued at 0%.

      c. Other Charges: $1,500.00;

      d. Revolver Financing Charge:  Prime Rate plus 2.000%

      e. Delinquency Fee Rate:   Prime Rate plus 6.50%.

                                        1

                                ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (CONTINUED)

2.       Documentation Requirements: (Other Agreements)

                  o   Executed Blocked Account Amendment to a Lockbox
                      Agreement;

                  o Executed Notarized Guarantee of any shareholder owning ten percent (10%) or greater of the equity of Customer, excluding Jack Coray.

                  o Executed Notarized Guarantees of companies listed in Attachment B;

                  o   Executed Subordinations

     o    A list of:

              o all creditors possessing a security interest or lien on accounts receivable; all creditors will be required to subordinate to IBM Credit or terminate their filings; and

              o all creditors possessing a security interest or lien which is superior to IBM Credit's in any Collateral; creditor's may be required to subordinate to IBM Credit.

              o    Executed Agreement for Wholesale Financing dated August 12,
                  1993.

              o Pro forma income statement, balance sheet and cash flow statement for the next 12 months or through the current fiscal year; and

             o business narrative that at a minimum should include an explanation on how Customer plans to accomplish significant changes in revenue, gross profit margin, expenses, operating profit margin and net profit. The Customer's business strategy, anticipated business climate, and the headcount that will produce the projected financial results should also be included. This business narrative to be provided with pro forma financial statements starting with fiscal year and 1997, and thereafter.

                                        2

                                ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (CONTINUED)

     3.       Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this Letter of Understanding. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

         Current shall mean within the on-going twelve month period.

         Current Assets shall mean assets that are cash or expected to become cash within the on-going twelve months.

         Current Liabilities shall mean payment obligations resulting from past or current transactions that require settlement within the on-going twelve month period. All indebtedness to IBM Credit shall be considered a Current Liability for purposes of determining compliance with the Financial Covenants.

         Current Ratio shall mean Current Assets divided by Current
         Liabilities.

         Long Term shall mean beyond the on-going twelve month period.

         Long Term Assets shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

         Long Term Debt shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

         Net Profit after Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

         Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

         Revenue on an annual basis shall mean

                  when Customer is required to meet financial covenants at all times: as of the end of each calendar month, the average monthly revenue for the applicable fiscal year multiplied by twelve.

                  when Customer is required to meet financial covenants at the end of each fiscal quarter: as of the end of each fiscal quarter, the year-to-date revenue during the applicable fiscal year annualized.

     3.   Financial Covenants (continued):

                                        3

                                ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (CONTINUED)

         Subordinated Debt shall mean Customer's indebtedness to officers or owners as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit.

         Tangible Net Worth shall mean:

              Total Net Worth minus;

                  (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current assets;

                  (b) all accounts receivable from officers, directors, stockholders and affiliates; and

                  (c)    all callable/redeemable preferred stock.

         Total Assets shall mean the total of Current Assets and Long Term
         Assets.

         Total Liabilities shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

         Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

         Working Capital shall mean Current Assets minus Current
         Liabilities.

                                        4

                                ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (CONTINUED)

3.   Financial Covenants (continued):

Customer will be required to maintain the following financial ratios and amounts at all times. (Note: Until further notice, which may be given by IBM Credit at any time, effective April 1, 1996, Customer must meet the following financial covenants as of the end of each fiscal quarter.

         a) * Net Profit after Tax to Revenue ratio equal to or greater than 0% and equal or greater than .5% on a quarterly basis;

         b) * Ratio of Total Liabilities to the sum of Tangible Net Worth greater than zero and equal to or less than 12.0 on a quarterly basis;

         c) * Revenue on an annual basis to Working Capital ratio greater than zero and equal to or less than 52.0 on a quarterly basis.

* IBM Credit may modify a financial ratio by sending a written notification to Customer. The financial ratio in effect will be as of the date of this Attachment A or the date of the notification whichever is later.

4.   Non Financial Covenants:

     Customer must be in good standing at all times in its state of incorporation and in each state in which it conducts business.

     Customer agrees to provide IBM Credit, no later than the 15th day of each month, reports in a format and containing information that is mutually satisfactory, listing Collateral in Customer's possession as of the close of business on the last day of the immediately preceding month.

     Customer agrees to maintain standard all-risk insurance coverage on all locations in the amount of at least six million dollars ($6,000,000.00). IBM Credit Corporation must be named as a loss payee.

                                        5

                                ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (CONTINUED)

5.   Financial Report Preparation Requirements:

     Reports due under the terms of the Revolving Loan Agreement shall be prepared as follows:

     Annual reports shall be audited by an independent certified public accountant satisfactory to IBM Credit and delivered to IBM Credit no later than 120 days after the close of the fiscal year.

     Quarterly Reports shall be prepared internally by the Customer and delivered to IBM Credit no later than 45 days after the quarter close.

     Monthly Reports shall be prepared internally by the Customer and delivered to IBM Credit no later than 15 days after the month close.

6.   Customer's state of incorporation is: Texas

7.    Lockbox Information:               6.   IBM Credit Account Information:

      Bank Name: Charter National Bank        Bank Name:    First Chicago Bank

      Address:   7500 Beechnut                Address:      525 W. Monroe
                 P.O. Box 4525                              7th Floor Mailroom
                 Houston, Texas  77210                      Chicago, IL  60661
                                                            Attn: Lockbox 93676
8.    Uniform Commercial Code:

      The Uniform Commercial Code in effect from time to time in the state of Illinois will apply to this Agreement.

                                        6

                        ATTACHMENT B Dated ________,1996
                                       TO
                 REVOLVING LOAN AGREEMENT Dated August 6, 1993

1. The address of IBM Credit's place of business where Notices should be delivered:

      Street Address: 2707 West Butterfield Road, Suite 205
      City, State, Zip code: Oak Brook, IL 60521
      Attention: Center Manager
      Telecopy Number: (708) 573 - 7549


2. The exact corporate name of Customer as it appears in its certificate of incorporation is as follows:

      Allstar Systems, Inc.


3. The address of Customer's principal place of business and chief executive office:

      Street Address:                       6401 Southwest Freeway
      County:                               Harris
      City, State, Zip code:                Houston, Texas 77074
      Attention:
      Telecopy Number:


4. The address of Customer's place of business where Notices should be delivered:

      Street Address:                       6401 Southwest Freeway
      County:                               Harris
      City, State, Zip code:                Houston, Texas 77074
      Attention:
      Telecopy Number:


5. The following is a list of entities affiliated or related to Customer in any way and a description of such affiliation and/or relationship OR attach corporate organization chart to Attachment B:

      Stratasoft, Inc.
      Allstar Equities

                                        7

                                Attachment B to
                      Revolving Loan Agreement (continued)

6. The following are all the locations where Customer maintains any inventory, equipment or other assets:

a)    Street Address:               6401 Southwest Freeway
      County:                       Harris
      City, State, Zip code:        Houston, Texas 77074

b)    Street Address:               14202 Proton Road
      County:                       Dallas
      City, State, Zip code:        Dallas, Texas 75344

c)    Street Address:               Inacom Storage Whse, 13900 Chalco Valley Pwy
      County:
      City, State, Zip code:        Omaha, NE

d)    Street Address:               Inacom Storage Whse, 502 Birchcreek Road
      County:
      City, State, Zip code:        Swedesboro, NJ

e)    Street Address:               Apache Operations, 2000 Post Oak, Ste 100
      County:                       Harris
      City, State, Zip code:        Houston, Texas 77056 - 4400

f)    Street Address:               Anadarko , 17001 North Chase
      County:                       Harris
      City, State, Zip code:        Houston, Texas 77060

g)    Street Address:               Bank of America, 1925 John Carpenter Frwy
      County:                       Harris
      City, State, Zip code:        Irving, Texas 75039

h)    Street Address:               Bracewell & Patterson, 711 Louisiana
      County:                       Harris
      City, State, Zip code:        Houston, Texas 77002

i)    Street Address:               Nieman Marcus , 1618 Main Street
      County:                       Dallas
      City, State, Zip code:        Dallas, Texas  75201

j)    Street Address:               Rockwell, 600 Gemini
      County:                       Harris
      City, State, Zip code:        Houston, Texas

                                        8

IBM CREDIT CORPORATION                                        STAMFORD, CT 06904

                        AGREEMENT FOR WHOLESALE FINANCING
                              (SECURITY AGREEMENT)

TO:   IBM CREDIT CORPORATION                                   DATE:  7/28, 1993

     In the course of our business, we acquire inventory and want you to finance our purchase of such inventory under the following terms and conditions:

1. You may in your sole discretion from time to time decide the amount of credit you extend to us, notwithstanding any prior course of conduct between us. You may combine all of your advances to make one debt owed by us.

2. You may in your sole discretion decide the amount of funds, if any, you will advance on any inventory we may seek to acquire. We agree that any decision to advance funds on any inventory will not be binding on you until such time as the funds are actually advanced.

3. All financing provided by you to us will be used exclusively for the acquisition of inventory bearing certain trademarks or tradenames for which you have approved us to receive financing pursuant to the terms of this Agreement (the "Approved Inventory"). From time to time, you will identify such trademarks and tradenames to us in writing. When you advance funds, you may send us a Statement of Transactions or other statement if you choose. If you do, we will have acknowledged the debt to be an account stated and we will have agreed to the terms of the financing programs identified on such statement, unless we notify you in writing of any question or objection within seven (7) days after it is mailed to us.

4. To secure payment of all of our current and future debts to you whether under this Agreement, any guaranty that we now or hereafter execute, or any other agreement between us, whether direct or contingent, we grant you a security interest in all of our inventory, equipment, fixtures, accounts, contract rights, chattel paper, instruments, reserves, documents of title, deposit accounts and general intangibles, whether now owned or hereafter acquired, and all attachments, accessories, accessions, substitutions and/or replacements thereto and all proceeds thereof. All of the above assets are defined pursuant to the provisions of Article 9 of the Uniform Commercial Code and are hereinafter collectively referred to as the "Goods". This security interest is also granted to secure our debts to all of your affiliates. We will hold all of the Goods financed by you, and the proceeds thereof, in trust for you and we will immediately account for and remit directly to you all such proceeds when payment is required under the terms of our financing program with you. You may directly collect any amount owed to us with respect to the Goods and credit us with all sums received by you. Your title, lien or security interest will not be impaired by any payments we make to the seller or anyone else or by our failure or refusal to account to you for proceeds.

5. Our principal place of business is located at: 6401 SOUTHWEST FREEWAY HOUSTON, HARRIS CO, TEXAS 77074
(Number and Street) (City, County, State, Zip Code) and we represent that our business is conducted as a [ ] SOLE
PROPRIETORSHIP, [ ] PARTNERSHIP, [ ] CORPORATION (check applicable term). We will notify you immediately of any change in our identity, name, form of ownership or management, and of any change in our principal place of business, or any additions or discontinuances of other business locations. The Goods will be kept at our principal place of business. We will immediately notify you if any of the Goods are kept at any other address. We and our predecessors have done business during the last six (6) months only under the following names:

     ALLSTAR-VALCOM, TECHNICOMP CORP. ALLSTAR SERVICES, INC. HITECH, INC.
     This paragraph is for informational purposes only, and is not in any manner intended to limit the extent of your security interest in the Goods.

                                        1

6. We promise that the Goods are and will remain free from all claims and liens superior to yours and that we will defend the Goods against all other claims and demands. We will not rent, lease, lend, demonstrate, pledge, transfer or secrete any of the goods or use any of the Goods for any purpose other than exhibition and sale to buyers, in the ordinary course of business, without your prior written consent. We will execute all documents you may request to confirm or perfect your security interest in the Goods. We warrant and represent that we are not in default in the payment of any principal, interest or other charges relating to any indebtedness owed to any third party, and no event has occurred under the terms of any agreement, document, promissory note or other instrument, which with or without the passage of time and/or the giving of notice constitutes or would constitute an event of default thereunder. Each financial statement that we submit to you, is and will be correct and will accurately represent our financial statement that we submit to you in your extension of various financial accommodations to us.

7. We will pay all taxes, license fees, assessments and charges on the Goods when due. We will immediately notify you of any loss, theft, or destruction of or damage to any of the Goods. We will be responsible for any loss, theft or destruction of Goods. We will keep the Goods insured for their full insurable value against loss or damage under an "all risk" insurance policy. We will obtain insurance under such terms and in amounts as you may specify, from time to time, with companies acceptable to you, with a loss-payee or mortgagee clause payable to you to the extent of any loss to the Goods and containing a waiver of all defenses against us that is acceptable to you. We agree to provide you with written evidence of the required insurance coverage and loss-payee or mortgagee clause. We assign to you all amounts owed to us under any insurance policy, and we direct any insurance company to make payment directly to you to be applied to the unpaid debt owed you. We further grant you an irrevocable power of attorney to endorse any checks or drafts and sign and file all of the necessary papers, forms and documents to initiate and settle any insurance claims with respect to the Goods. If we fail to pay any of the above-referenced costs, charges, or insurance premiums, and the amounts paid will be considered an additional debt owned by us to you.

8. You have the right to enter upon our premises from time to time, as you in your sole discretion may determined for your sole benefit, and all without any advance notice to us, to: examine the Goods; appraise them as security; verify their condition and non-use; verify that all Goods have been properly accounted for; verify that we have complied with all terms and provisions of this Agreement; and assess, examine, and make copies of our books and records. Any collection by you of any amounts we owe under our financing programs with you at or during your examination of the Goods does not relieve us of our continuing obligation to pay our indebtedness owed to you in accordance with the terms of such financing programs.

9. We agree to immediately pay you the full amount of the principal balance owned you on each item of inventory financed by you at the time such inventory is sold, lost, stolen, destroyed, or damaged, whichever occurs first, unless you have agreed in writing to provide financing to us on other terms. We also agree to provide you, upon your request, an inventory report which describes all the Approved Inventory in our possession (excluding any inventory financed by you under the Demonstration and Training Equipment Financing Option and the Rental Equipment Financing Option). Regardless of the terms of any scheduled payment financing program with you, if you determine, after conducting an inspection of all of our inventory, that the current outstanding indebtedness owed by us to you exceeds the aggregate wholesale invoice price of the Approved Inventory in our possession, we agree to immediately pay to you an amount equal to the difference between such outstanding indebtedness and the aggregate wholesale invoice price of such inventory. We will make all payments to you at your appropriate branch office. Any checks or other instruments delivered to you to be applied against our outstanding obligations will constitute conditional payment until the funds represented by such instruments are actually received by you. You may apply payments to reduce finance charges first and then principal, irrespective of our instructions. Further, you may apply principal payments to the oldest (earliest) invoice for the inventory financed by you, but, in any case, all principal payments will first be applied to such inventory which is sold, lost, stolen, destroyed, damaged, or otherwise disposed of. If we sign any instrument for the amount of credit extended, it will be evidence of our obligation to pay and will not be payment. Any discount, rebate, bonus, or credit for the inventory granted to us by any third party will not, in any way, reduce the debt we owe you, until you have received payment in cash.

                                        2

10. During each year or part of a year in which you have extended credit to us, we will pay you finance charges on the total amount of credit extended to us in the amount agreed to between us from time to time. The period, during which any third party provides a finance charge subsidy for us, will be included in the calculation of the annual percentage rate of the finance charges. Such finance charges may be applied by you to cover any amounts expended for your: appraisal and examination of the Goods; maintenance of facilities for payment; assistance in support of our retail sales; your commitments to manufacturers or distributors to finance shipments of goods to us; recording and filing fees; expenses incurred in obtaining additional collateral or security; and any costs and expenses incurred by you arising out of the financing you extend to us. We also agree to pay you additional charges which will include: late payment fees; flat charges; charges for receiving NSF checks from us; renewal charges; and any other charges applicable to our financing program with you. Unless we hereafter otherwise agree in writing, the finance charge and additional charges agreed upon will be your applicable finance charge and additional charges for the class of Goods involved, prevailing from time to time at your principal place of business. You will send us, at monthly or other intervals, a statement of all charges due on our account with you. We will have acknowledged the charges due, as indicated on the statement, to be an account stated, unless we object in writing to you within seven (7) days after it is mailed to us. This statement may be adjusted by you at any time to conform to applicable law and this Agreement. If any manufacturer or distributor fails to provide a finance charge subsidy for us, as agreed, we will be responsible for and pay to you all finance charges billed to our account.

11.  Any of the following events will constitute a default by us under this
     Agreement: we breach any of the terms, warranties or representations contained in this Agreement or in any other agreements between us or between us and any of your affiliates; any guarantor of our indebtedness to you under this Agreement or any other agreements breaches any of the terms, warranties or representations contained in any guaranty or other agreements between any guarantor and you; any representation, statement, report or certificate made or delivered by us or any of our representatives, employees or agents or by any guarantor to you is not true and correct; we fail to pay any of the liabilities or indebtedness owed to you or any of your affiliates when due and payable under this Agreement or under any other agreements between us or between us and any of your affiliates; you determine that you are insecure with respect to any of the Goods or the payment of our debt owed to you; we abandon the Goods or any part thereof; we or any guarantor become in default in the payment of any indebtedness owed to any third party; a judgment issues on any money demand against us or any guarantor; an attachment, sale or seizure is issued against us or any of the Goods; any part of the Goods are seized or taken in execution; the death of the undersigned if the business is operated as a sole proprietorship or partnership, or the death of any guarantor; we cease or suspend our business; we or any guarantor make a general assignment for the benefit of creditors; we or any guarantor become insolvent or voluntarily or involuntarily become subject to the Federal Bankruptcy Code, state insolvency laws or any act for the benefit of creditors; any receiver is appointed for any of our or any guarantor's assets, or any guaranty pertaining to our indebtedness to you is terminated for any reason whatsoever; we lose any franchise, permission, license or right to sell or deal in any Goods which you finance; we or any guarantor misrepresent our respective financial condition or organizational structure; or you determine, in your sole discretion, that the goods, any other collateral given to you to secure our indebtedness to you, or our or any guarantor's net worth has decreased in value, and we have been unable, within the time period prescribed by you, to either provide you with additional collateral in a form and substance satisfactory to you or reduce our total indebtedness by an amount sufficient to satisfy you. In the event of a default:

                  (a) You may, at any time at your election, without notice or demand to us do any one or more of the following: declare all or any part of the indebtedness we owe you immediately due and payable, together with all court costs and all costs and expenses of your repossession and collection activity, including, but not limited to, all attorney's fees; exercise any or all rights of a secured party under applicable law; and/or cease making any further financial accommodations or extending any additional credit to us. All of your rights and remedies are cumulative.

                  (b) We will segregate, hold and keep the Goods in trust, in good order and repair, only for your benefit, and we will not exhibit, transfer, sell, further encumber, otherwise dispose of or use for any other purpose whatsoever any of the Goods.

                                        3

                  (c) Upon your oral or written demand, we will immediately
                      deliver the Goods to you, in good order and repair, at a place specified by you, together with all related documents; or you may, in your sole discretion and without notice or demand to us, take immediate possession of the Goods, together with all related documents.

                  (d) We waive and release: any claims and causes of action
                      which we may now or ever have against you as a direct or indirect result of any possession, repossession, collection or sale by you of any of the Goods and the benefit of all valuation, appraisal and exemption laws. If you seek to take possession of any of the Goods by court process, we irrevocably waive any notice, bonds, surely and security relating thereto required by any statute, court rule or otherwise.

                  (e) We appoint you or any person you may delegate as our duly authorized Attorney-In-Fact to do, in your sole discretion, any of the following: endorse our name on any notes, checks, drafts or other forms of exchange received as payment on any Goods for deposit in your account; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend or renew any amounts due on any of the Goods; and exercise any rights we have in the Goods.

     If we bring any action or assert any claim against you which arises out of this Agreement, any other agreement or any of our business dealings, in which we do not prevail, we agree to pay you all costs and expenses of your defense of such action or claim including, but not limited to, all attorney's fees. If you fail to exercise any of your rights or remedies under this Agreement, such failure will in no way or manner waive any of your rights or remedies as to any past, current or future default.

12. We agree that if you conduct a private sale of any Goods by soliciting bids from ten (10) or more other dealers or distributors in the type of Goods repossession by or returned to you hereunder, any sale by you of such property in bulk or parcels within 120 days of (a) your taking physical possession and control of such Goods or (b) when you are otherwise authorized to sell such Goods, whichever occurs last, to the bidder submitting the highest cash id therefor, will be deemed to be a commercially reasonable means of disposing of the same. We agree that commercially reasonable notice of any public or private sale will be deemed given to us if you send us a notice of sale at least seven (7) days prior to the date of any public sale or the time after which a private sale will be made. If you dispose of any such Goods other than as herein contemplated, the commercial reasonableness of such sale will be determined in accordance with the provisions of the Uniform Commercial Code as adopted by the state whose laws govern this Agreement. We agree that you do not warrant the goods. We will pay you in full even if the Goods are defective or fail to conform to any warranties extended by any third party. Our obligations to you will not be affected by any dispute we may have with any third party. We will not assert against you any claim or defense we may have against any third party. We will indemnify and hold you harmless against any claims or defenses asserted by any buyer of the Goods by reason of: the condition of any Goods; any representations made about the Goods; or for any and all other reasons whatsoever.

13. We grant to you a power of attorney authorizing any of your representatives to: execute or endorse on our behalf any documents, financing statements and instruments evidencing our obligations to you; supply any omitted information and correct errors in any documents or other instruments executed by or for us; do any and every act which we are obligated to perform under this Agreement; and do any other things necessary to preserve and protect the Goods and your rights and security interest in the Goods. We further authorize you to provide to any third party any credit, financial or other information on us that is in your possession.

14. Time is of the essence in this Agreement. This Agreement will be effective from the date of its acceptance at your branch office. We acknowledge receipt of a true copy and waive notice of your acceptance of it. If you commit to advance funds under this Agreement, you will have accepted it. This Agreement will remain in force until one of us gives notice to the other that it is terminated. If we terminate this Agreement, you may declare all or any part of the indebtedness we owe you due and payable immediately. If this Agreement is terminated, we will not be relieved from any obligation to you

                                        4

     arising out of your advances or commitments made before the effective date of termination. Your rights under this Agreement and your security interest in present and future Goods will remain valid and enforceable until all our debts to you are paid in full. We agree that we cannot assign this Agreement without your prior written consent. This Agreement will protect and bind your and our respective heirs, representatives, successors and assigns. it can be varied only by a document signed by you rand our authorized representatives. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable. If we are a corporation, this Agreement is executed with the authority of our Board of Directors, and with shareholder approval, if required by the law. All notices you send to us will be sufficiently given if mailed or delivered to us at our address shown in paragraph 5.

15. The laws of the State of Illinois will govern this Agreement. We agree that venue for any lawsuit will be in the State or Federal Court within the county, parish, or district where your branch office, who provides the financial accommodations, is located. We hereby waive any right to change the venue of any action brought against us by you.

16. If we have previously executed any security agreements is relating to the Goods with you, we agree that this Agreement is intended only to amend and supplement such written agreements, and will not be deemed to be a novation or termination of such written agreements. In the event the terms of this Agreement conflict with the terms of any prior security agreement that we previously executed with you, the terms of this Agreement will control in determining the agreement between us. We further agree that the terms of this Agreement will be read liberally in your favor.

17. We waive all exemptions and homestead laws to the maximum extent permitted by law. We waive any statutory right to notice or hearing prior to your attachment, repossession or seizure of the Goods. We further waive any and all rights of set-off we may have against you. We agree that any proceeding in which we, or you or any of your affiliates, or our assigns are parties, as to all matters and things arising directly or indirectly out of this Agreement, or the relations among the parties listed in this paragraph will be tried in a court of competent jurisdiction by a judge without a jury. We hereby waive any right to a jury trial in any such proceeding.

ATTEST:

         /s/ D.R. CHADWICK                           ALLSTAR-VALCOM, INC.

Printed Name: D.R. CHADWICK                     By:      /s/ JAMES H. LONG

                                                Printed Name:JAMES H. LONG

                                                Title:       PRESIDENT

         (CORPORATE SEAL)

             No Seal

                                        5

                      SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary and the official custodian of certain records, including the certificate of incorporation, charter, by-laws and minutes of the meeting of the Board of Directors of the corporation named below, and that the following is a true, accurate and compared extract from the minutes of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice, at which meeting there was present a quorum authorization to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion: "RESOLVED, That the several officers, directors and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from IBM Credit Corporation ("IBM Credit") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into security and other agreements with IBM Credit relating to the terms upon which financing may be obtained and security to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, guaranty, mortgage, grant security interest in and, otherwise transfer to IBM Credit as collateral security for any obligations of this corporation to IBM Credit and its affiliated companies, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do in the premises."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated:     JULY 28             , 1993                /s/D.R. CHADWICK
                                                          Secretary

                                                       ALLSTAR-VALCOM, INC.
                                                         Corporate Name

                                        6

IBM Credit Corporation                                        STAMFORD, CT 06904
                                    GUARANTY
                                 (By Individual)

TO:  IBM CREDIT CORPORATION                                 Date:  JULY 28, 1993

2707 WEST BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60521

Gentlemen:

     In consideration of credit and financing accommodations granted or to be granted by you to Allstar-valcom, INC. ("Dealer"), and for other good and valuable consideration received, the undersigned, jointly and severally, guaranties to you, from property held separately, jointly, or in community, the prompt and unconditional performance and payment by Dealer of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Dealer is in any manner obligated, heretofore, now, or hereafter owned, contracted, or acquired by you ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. The undersigned also agrees to indemnify you and hold you harmless against any losses you may sustain and expenses you may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Dealer.

    If Dealer fails to pay or perform any Liabilities to you when due, all Liabilities to you shall then be deemed to have become immediately due and payable, and the undersigned shall then pay upon demand the full amount of all sums owed to you by Dealer, together with all expenses, including reasonable attorney's fees, which shall be deemed to be not less than fifteen percent of the debt or the amount legally permitted if placed with an attorney for collection.

    The liability of the undersigned is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between you and Dealer, or any change in the manner, place or terms of payment or performance thereof or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or non-perfection of any security thereunder, any change in Dealer's financial condition, or the interruption of business relations between you and Dealer. This Guaranty shall continue for so long as any sums owing to you by Dealer remain outstanding and unpaid, unless terminated in the manner provided below. The undersigned acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between you and Dealer or any other person creating or reserving any lien, encumbrance or security interest in any property of Dealer or any other person as security for any obligation of Dealer. You need not exhaust your rights or recourse against Dealer or any other person or any security you may have at any time before being entitled to payment from the undersigned.

    This Guaranty is assignable, shall be construed liberally in your favor, and shall inure to the benefit of and bind your and our respective successors, heirs, personal representatives and assigns, and also benefit any of your existing or future affiliates that may extend credit to Dealer.

    If Dealer hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity or organizational structure, this Guaranty shall continue to extend to any Liabilities of the Dealer or such resulting corporation, dissolved corporation, or new or changed legal entity or identity to you.

                                        1

    The undersigned waives: notice of the acceptance of this Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance, any right of contribution from other guarantors, and dishonor; notices of amount of indebtedness of Dealer outstanding at any time; notices of the number and amount of advances made by you to Dealer in reliance on this Guaranty; notices of any legal proceedings against Dealer; notice and hearing as to any prejudgment remedies; and any other demands and notices required by law. The undersigned further waives all rights of set-off and all counterclaims against you or Dealer. The undersigned also waives any and all rights in and notices or demands relating to any collateral now or hereafter securing any of the Liabilities, including, but not limited to, all rights, notices or demands relating, whether directly or indirectly, to the sale or other disposition of any or all of such collateral or the manner of such sale or other disposition. All waivers by the undersigned herein shall survive any termination or revocation of this Guaranty. The undersigned authorizes you to sell at public or private sale or otherwise realize upon the collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as you deem best, all without advertisement or notice to Dealer, the undersigned, or any third parties. The undersigned further authorizes you to deal with the proceeds of such collateral as provided in your agreement with Dealer, without prejudice to your claim for any deficiency and free from any right or redemption on the part of Dealer, the undersigned or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

    The undersigned further agrees that all of its right, title and interest in, to and under any loans, notes, debts and all other liabilities and obligations whatsoever owed by Dealer to the undersigned, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. The undersigned will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilities are paid, performed and full satisfied.

    The undersigned has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representations made by you. The undersigned acknowledges that it has access to current and future Dealer financial information which will enable the undersigned to continuously remain informed of Dealer's financial condition. The undersigned also consents to and agrees that the obligations under this Guaranty shall not be affected by your: subsequent increases or decreases in the credit line that you may grant to Dealer; substitutions, exchanges or releases of all or any part of the collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the collateral now or hereafter securing any of the Liabilities without sales or other dispositions; realizing on the collateral to the extent you, in your sole discretion, deem proper; or purchases of all or any part of the collateral for your own account.

    This Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Dealer, whether such proceedings, actions and/or claims are federal and/or state.

    This Guaranty is submitted by the undersigned to you (for your acceptance or rejection thereof) at your above specified office; as an offer by the undersigned to guaranty the credit and financial accommodations provided by you to Dealer. If accepted, this Guaranty shall be deemed to have been made at your above specified office. This Guaranty and all obligations pursuant thereto, shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and, in all other respects by the laws of the state of your above-specified office. The undersigned, to induce you to accept this Guaranty, agrees that all actions or proceedings arising directly or indirectly in connection with, out of, related to or from this Guaranty may be litigated, at your sole discretion and election, in courts within the state of your above-specified office. The undersigned consents submits to the jurisdiction of any local, state or federal court located within that state. The undersigned waives any right to transfer or change the venue of any litigation brought against the undersigned by you in accordance with this paragraph.

                                        2

    Any delay by you, or your successors, affiliates or assigns, in exercising any or all rights granted you under this Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by you, your successors, affiliates or assigns, to exercise any and all rights granted you under this Guaranty shall not operate as a waiver of your right to exercise any or all of them later.

    This document contains the full agreement of the parties concerning the guaranty of Dealer's Liabilities and can be varied only by a document signed by all the parties hereto. The undersigned may terminate this Guaranty by notice to you in writing, the termination to be effective sixty (60) days after receipt and acknowledgment thereof by you, but the termination shall in no manner terminate the undersigneds' guaranty of Liabilities arising prior to the effective date of termination.

    We agree that any action, suit or proceeding relating directly or indirectly to this Guaranty or the relationship between you and us, will be tried in a court of competent jurisdiction by a judge without a jury. Thus, we hereby waive any right to a jury trial in any such action, suit or proceeding.

                                          Guarantor    /s/ JAMES H. LONG
                                                        (Guarantor's signature)
WITNESS:

    /s/ D.R. CHADWICK                     Print Name     JAMES H. LONG

Print Name     D.R. CHADWICK              Social Security No.   ###-##-####

Address        6401 S.W. FREEWAY          Home Address:  910 ALKIRE LAKE DRIVE

               HOUSTON TX 77074                          SUGAR LAND TX 77478

                                        3

                                          Guarantor     /s/ JAMES H. LONG
                                                         (Guarantor's signature)
WITNESS:

  /s/ D.R. CHADWICK                       Print Name         JAMES H. LONG

Print Name                                Social Security No.  ###-##-####

Address                                   Home Address   910 ALKIRE LAKE DR.

                                                         SUGAR LAND TX 77478

STATE OF       TEXAS                        )
                                            )SS
COUNTY OF      HARRIS                       )

On this 28TH day of JULY , 1993, before me, the subscriber, a Notary Public in and for said county, personally appeared JAMES H. LONG known to me to be the person(s) described in and who executed the above Guaranty (By Individual), and who acknowledged the execution thereof to be their free act and deed.

                                                        /s/ DEBORA ANNE GREENE
                                                             Notary Public

My Commission Expires:        OCT. 28    , 1993           [SEAL]

                                        4

IBM CREDIT CORPORATION                                        STAMFORD, CT 06904

                     AGREEMENT FROM NON-GUARANTEEING SPOUSE

    THIS AGREEMENT, made this 28TH day of JULY , 1993 , between IBM Credit Corporation ("IBMCC"), with an office at 2707 West Butterfield Road, Suite 205, Oak Brook, Illinois 60521, and Rhonda Long an individual residing at 910 ALKIRE LAKE DR., SUGAR LAND, TEXAS 77478 ("Second Party").


                               W I T N E S S E T H

    WHEREAS, IBMCC may hereafter grant and may have heretofore granted financial
accommodations to    Allstar-Valcom, Inc. ("Dealer");

    WHEREAS, the financial accommodations that have been granted and may be granted by IBMCC to Dealer have been and will be of benefit to Second Party; and

    WHEREAS, one of the inducements for IBMCC to grant financial accommodations to Dealer are the assets, both real and personal, held in the name of James H. Long ("Guarantor"), whether individually, as a joint tenant or as a tenant by the entireties, who is the spouse of Second Party, and who guaranteed all of the liabilities and obligations of Dealer to IBMCC and

    WHEREAS, IBMCC wishes to ensure that Guarantor's assets on which it has and shall continue to rely upon in granting financial accommodations to Dealer will remain in the possession of and owned by Guarantor for so long as Dealer is in any manner liable to IBMCC, whether directly, indirectly or contingently, and that such assets shall not be transferred to any other party.

    NOW, THEREFORE, in the best interests of the Second Party and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. For so long as Dealer is indebted to IBMCC for any amount and for any reason whatsoever, Second Party agrees that it shall not, without the prior written consent of IBMCC, accept the transfer from Guarantor, by sale, gift, pledge, mortgage, assignment, or any other means, of any of the Guarantor's assets shown on those certain personal financial statements, heretofore and hereafter from time to time given to IBMCC and Second Party by Guarantor, including, but not limited to, the following items:

("Assets").

2. All financial accommodations heretofore and which may hereafter be granted to Dealer by IBMCC have been and shall be granted by IBMCC in substantial reliance upon the Assets, and that but for the worth of the Guarantor based upon such Assets IBMCC would not have previously provided and will not in the future provide any financial accommodations to Dealer.

                                        1

3. Second Party will indemnify and hold IBMCC harmless from any losses or damages incurred by IBMCC because of any unauthorized transfer of any Assets from Guarantor to Second Party.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement From Non- Guaranteeing Spouse all as of the date above written.

WITNESS:

  /s/  D. R. CHADWICK                          /s/ RHONDA LONG
                                                   (Second Party)

                                            IBM CREDIT CORPORATION

                                            By:
                                            Print Name:
                                            Title:

STATE OF TEXAS               )
                             )SS.
COUNTY OF HARRIS             )

    On this 28TH day of JULY , 1993 , before me, personally appeared, Rhonda Long , known to me to be the person whose name is subscribed to the within instrument as the Second Party and acknowledged that she executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                              /s/ DEBORA ANNE GREEN
                                                   (Notary Public)

My Commission Expires:                      [SEAL]

  OCT. 28     , 1993

                                        2